Exhibit 10.1

Execution Version

AMENDMENT NO.1 TO LETTER AGREEMENT

This Amendment No. 1 to that certain letter (this “Amendment”) is made and entered into as of April 12, 2023 (the “Amendment Effective Date”) by and among (i) First Light Acquisition Group, Inc. a Delaware corporation (“FLAG”), (ii) [•] (the “Holder”), and (iii) Calidi Biotherapeutics, Inc., a Nevada corporation (the “Company”). FLAG, the Holder and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, the Parties entered into a Letter Agreement, dated as of January 9, 2023 (the “Letter Agreement”);

WHEREAS, pursuant to Section 7 of the Letter Agreement, the Letter Agreement may be amended by execution of a written instrument signed by FLAG, the Holder and the Company; and

WHEREAS, the Parties hereby desire to amend the Letter Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Letter Agreement.

2.	Amendment to Letter Agreement. Section 1 of the Letter Agreement is hereby amended so that the reference to “two (2) Business Days” shall be replaced with “fifteen (15) Business Days”.

3.

Effect on the Letter Agreement. Except as specifically amended by this Amendment, the Letter Agreement shall remain in full force and effect, and the Letter Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. From and after the Amendment Effective Date, each reference in the Letter Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import, or to any provision of the Letter Agreement, as the case may be, shall be deemed to refer to the Letter Agreement or such provision as amended by this Amendment, unless the context otherwise requires. References in the Letter Agreement and this Amendment to the “date hereof” or the “date of this Agreement” shall be deemed to refer to January 9, 2023.

4.	Miscellaneous. Sections 7, 8, 9, 10, 11, 12, 13, 15 and 16 of the Letter Agreement are incorporated herein by reference, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

FLAG:

FIRST LIGHT ACQUISITION GROUP, INC.

By:
Name: Thomas A. Vecchiolla
Title: Chief Executive Officer

The Company:

CALIDI BIOTHERAPEUTICS, INC.

By:
Name: Allan Camaisa
Title: Chief Executive Officer

Holder:

By:
Name: [•]